CONSOLIDATED BALANCE SHEETS (Parenthetical) (Successor, USD $) In Thousands, except Share data, unless otherwise specified	Dec. 27, 2013	Dec. 28, 2012
Successor
Accounts receivable - trade, allowance for doubtful accounts (in dollars)	$ 3,595	$ 528
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized (in shares)	2,500,000	2,500,000
Common stock, shares issued (in shares)	1,478,151	1,474,465
Common stock, shares outstanding (in shares)	1,478,151	1,474,465